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Exhibit 99.1

PENN TREATY AMERICAN CORPORATION

        THE COMPANY IS INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

SUBSCRIPTION
PURCHASE PRICE:	CERTIFICATE FOR
$1,000 PER NOTE
EXPIRATION DATE:	RIGHTS
JANUARY 20, 2003 5:00 P.M.	CUSIP 707874129
THIS CERTIFIES THAT

IS THE HOLDER OF	RIGHTS

        The terms and conditions of the offering are set forth in a prospectus supplement dated December 24, 2002 (the "Prospectus Supplement") to a prospectus dated November 15, 2000 and are incorporated herein by reference. Copies of the Prospectus Supplement are available upon request from Wells Fargo Bank Minnesota, N.A. (the "Subscription Agent"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Prospectus Supplement.

        Unless guaranteed delivery procedures are used, this Rights Certificate, together with payment in full, must be received by the Subscription Agent by 5:00 p.m., Eastern time, on January 20, 2003 (the "Expiration Date"), unless the Expiration Date is extended by the Company to a date and time no later than 5:00 p.m., Eastern time on January 31, 2003.

        The Rights represented by this Rights Certificate, in whole or in part, may be (A) exercised by duly completing Section 1 or (B) transferred or exercised through a bank or broker, by duly completing Section 2. Before exercising or transferring Rights, Rights holders are urged to read carefully and in their entirety the Prospectus Supplement and Instructions as to Use of Rights Certificates (the "Instructions"), additional copies of which are available from the Subscription Agent. IMPORTANT: Complete the appropriate section and, if applicable, delivery instructions and sign on reverse side.

        The registered holder of Rights whose name is inscribed hereon, or assigns, is entitled to subscribe for and purchase from the Company, one 6 1/4% convertible subordinated note due 2008, of the Company (the "Notes") at a purchase price of $1,000 for each Right evidenced hereby (the "Purchase Price"), on the terms and subject to the conditions set forth in the Prospectus Supplement and the Instructions.

        The terms and conditions of the offering may be modified and the offering may be cancelled by the Company at any time. If the offering is cancelled, the Rights will be of no value.

Dated:December 24, 2002

PENN TREATY AMERICAN CORPORATION
By: Cameron B. Waite EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

COUNTERSIGNED : WELLS FARGO BANK MINNESOTA, N.A. (MINNEAPOLIS, MN)
By: Michael G. Shade AUTHORIZED OFFICER SUBSCRIPTION AGENT

2

PENN TREATY AMERICAN CORPORATION

RETURN TO SUBSCRIPTION AGENT:
        Wells Fargo Bank Minnesota, N.A.
        Corporate Trust Services
        N9303-110
        Sixth and Marquette Avenue
        Minneapolis, MN 55479

        This Rights Certificate is transferable and may be combined or divided (but only into Rights Certificates evidencing a whole number of Rights) at the office of the Subscription Agent.

        Rights holders should be aware that if they choose to exercise or transfer less than all of the Rights evidenced hereby, a new Rights Certificate may not be received in sufficient time to exercise or transfer the remaining Rights evidenced thereby. Neither the Company nor the Subscription Agent shall have any liability to a transferee of Rights if Rights Certificates are not received in time for exercise or transfer prior to the Expiration Date.

AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE

SECTION 1—Exercise and Subscription.    The undersigned hereby irrevocably exercises one or more Rights to subscribe for Notes as indicated below on the terms and subject to the conditions specified in the Prospectus Supplement, receipt of which is hereby acknowledged.

1.	Number of 6 1/4% Subordinated Convertible Notes due 2008 subscribed for pursuant to the Basic Subscription Privilege[1]:	(a)___________________
2.	Number of 6 1/4% Subordinated Convertible Notes due 2008 subscribed for pursuant to the Oversubscription Privilege:	(b)___________________
3.	Total 6 1/4% Subordinated Convertible Notes due 2008 (sum of lines (a) and (b)):	(c)___________________
4.
	Total Purchase Price (total number of 6 1/4% Subordinated Convertible Notes due 2008 subscribed for pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege multiplied by the Purchase Price of $1,000 per Note):	(d)__________________

To exercise the Oversubscription Privilege, the undersigned must exercise all Rights pursuant to the Basic Subscription Privilege.

5.	Method of Payment (check and complete appropriate box(es))
    ☐
    Check or money order in the amount of $                               payable to Wells Fargo Bank Minnesota, N.A., Subscription Agent.

    ☐
    Wire transfer in the amount of $                               directed to Wells Fargo Bank Minnesota, N.A., ABA Routing No. 121000248, Beneficiary Account No. 1038377, FFC Penn Treaty Subscription Account No. 14073501. Reference: Penn Treaty American Corporation and name of registered owner.

Section 2—To Transfer Your Rights Certificate or Some or All of Your Unexercised Rights or to Exercise or Sell Rights Through Your Bank or Broker.

        For value received,                        Rights represented by this Rights Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full)

Name ____________________________________
                                        (Please Print)

Address ____________________________________
                                        (Include Zip Code)

Tax Identification or Social Security Number ____________________________________

Deliver to the undersigned a new Rights Certificate evidencing remaining Rights to which the undersigned is entitled.

Section 3—Special Issuance Instructions.    Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue the Notes to the undersigned.

        SPECIAL ISSUANCE INSTRUCTIONS.    (See paragraph 7 of the Instructions). To be completed ONLY if the certificates representing the Notes are to be issued in the name of someone other than the registered holder.

Issue to:

Name ____________________________________
                                        (Please Print)

Address ____________________________________
                                        (Include Zip Code)

Tax Identification or Social Security Number ____________________________________

IMPORTANT

RIGHTS HOLDERS SIGN HERE

(Signature(s) of Registered Holder(s))

Dated: ____________________________________, 200

Name ____________________________________
                                        (Please Print)

Capacity (Full Title) ____________________________________

Address ____________________________________
                                        (Include Zip Code)

Area Code and Telephone Number ______________/______________
                                                                 (Home)              (Business)

Tax Identification or Social Security Number ____________________________________

SIGNATURE GUARANTEE

        (To be executed if Section 2 is completed. See paragraph 7 of Instructions.)

  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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PENN TREATY AMERICAN CORPORATION
PENN TREATY AMERICAN CORPORATION
AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE
IMPORTANT RIGHTS HOLDERS SIGN HERE
SIGNATURE GUARANTEE